UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-208054	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-208054-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-208054-02	13-5266470
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2016, Citibank Credit Card Issuance Trust, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee, entered into the Second Amended and Restated Indenture dated as of November 10, 2016. The Second Amended and Restated Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

On November 10, 2016, Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee, entered into the Third Amended and Restated Pooling and Servicing Agreement dated as of November 10, 2016, and Amendment No. 1 dated as of November 10, 2016 to the Amended and Restated Series 2000 Supplement dated as of August 9, 2011 to the Second Amended and Restated Pooling and Servicing Agreement dated as of August 9, 2011 (as further amended on November 10, 2016). These agreements are attached hereto as Exhibit 4.2 and Exhibit 4.4, respectively, and are incorporated herein by reference.

The aforementioned agreements were entered into primarily for the purpose of complying with the revisions adopted in 2014 by the Securities and Exchange Commission’s to its Regulation AB and to make certain other technical and conforming changes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

4.1	Second Amended and Restated Indenture dated as of November 10, 2016

4.2	Third Amended and Restated Pooling and Servicing Agreement dated as of November 10, 2016

4.4	Amendment No. 1 dated as of November 10, 2016 to the Amended and Restated Series 2000 Supplement dated as of August 9, 2011 to the Second Amended and Restated Pooling and Servicing Agreement dated as of August 9, 2011 (as further amended on November 10, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,
as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/ Douglas C. Morrison
Douglas C. Morrison
Vice President

Dated: November 10, 2016

EXHIBIT INDEX

Exhibit	Description

4.1	Second Amended and Restated Indenture dated as of November 10, 2016

4.2	Third Amended and Restated Pooling and Servicing Agreement dated as of November 10, 2016

4.4	Amendment No. 1 dated as of November 10, 2016 to the Amended and Restated Series 2000 Supplement dated as of August 9, 2011 to the Second Amended and Restated Pooling and Servicing Agreement dated as of August 9, 2011 (as further amended on November 10, 2016)

4